Virtual Midstream, Utility & Renewables Symposium D E C E M B E R 8 - 9 , 2 0 2 1 2021 Wells Fargo

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

We are Encouraged by the Progress in the Global Economy in 2021 and the Preliminary Outlook for 2022


2022+
U.S. Export Growth
Permian Production Growth
2021
Higher Crude Prices
Crude Demand Recovery
2020
Increased Refinery Utilization
Refined Product Rebound
$

3

4 This Year We Have Focused on Three Primary Strategic Priorities Promoting Our ESG Excellence Reducing Our Debt Self- funding Our Business Our 2021 Strategic Priorities: 1. 2. 3.

5 Our Sustainability Team Achieved Some Significant Milestones in 2021 2021 Sustainability ✓ Built NuStar’s Sustainability webpage ✓ Posted Sustainability investor presentation ✓ Posted inaugural sustainability report ✓ Working to quantify Scope 1 & 2 emissions

6 0 1 2 3 4 5 3Q20 Actual Current Forecast We Also Divested Non-strategic Assets and, in Doing so, Lowered Our Debt-to-EBITDA ratio and Strengthened Our Balance Sheet  Since this time last year, we have divested of non-core assets for a total of $356 million in proceeds, in both cases, at an attractive multiple Q4 2020 Texas City Terminal Q4 2021 Eastern U.S. Terminals $356MM Total Proceeds We have deployed those proceeds to reduce debt, and our Debt-to-EBITDA ratio projected for year-end 2021 is now below 4X 4.13x 3.95x – 4.0x 1 1 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

7 Once Again, Our Solid Third Quarter 2021 Results Demonstrated the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Pipeline Throughputs Adjusted Net Income1 Adjusted DCF1 Q3 2021 Q3 2020

8 Because of Our Employees Hard Work and Focus on Our Strategic Priorities, We Expect Strong Results for Full-Year 2021 Full-year 2021 Adjusted EBITDA $685-715MM* Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows * - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. DCF Coverage ~2.0x* Debt-to-EBITDA Ratio less than 4.0x*

9 We are Now Positioned to Focus 100% of Our Resources on Our Core Strategic Asset Footprint Crude Supply/Export Renewable Fuels Refined Products • Permian Crude System • Corpus Christi Crude System • St. James Terminal • Midcontinent • Colorado/NM/Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2021 Strategic Spending: 140-160MM West Coast Renewable Fuels Storage (~$50MM in 2021) Permian Crude Pipeline System (~$35MM in 2021)

10 Carbon Emissions Reduction Goals Generate Growing Demand, Which Offer Realizable Opportunities for Well-positioned Midstream Logistics, Like NuStar’s Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit 2021 California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

11 ★ We expect our market share to increase in 2022, along with associated EBITDA, as we complete additional projects presently in planning or under construction • We intend to convert remaining tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, renewable jet, ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 7% 21% 28% NuStar’s Proportionate Share of California’s Renewable Fuels Market (Second Quarter 2021 Total Volume1) Source: California Air Resource Board (CARB) 1 – Most recent available data We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… Renewable Fuels

Renewable Fuels

… And Partnering With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets

- We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects
- These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers
  - Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, sustainable aviation fuel ("SAF"), ethanol and other renewable fuels as the renewable fuels market continues to grow

		Complete
Portland	Convert 36,000 bbls to **biodiesel**	✓
	Convert 57,000 bbls to **renewable diesel**	✓
Selby	Construct truck-loading for **renewable diesel**	✓
	Multimodal shipment of **SAF**	✓
	Convert 208,000 to **SAF**	✓
	Modify rail to handle **renewable feedstock** offloading	✓
Stockton	Convert 30,000 bbls to **biodiesel**	✓
	Convert 73,000 bbls to **renewable diesel** and expand **renewable diesel** handling to all 15 rail spots	✓
	Convert 151,000 bbls to **renewable diesel**	4Q21 Est.
	Connect to **ethanol** unit train offload facility	1Q22 Est.
Wilmington	Convert 160,000 bbls to **renewable diesel**	✓
	Reconfigure dock for enhanced marine capability	1H25 Est.


NuStar's West Coast Terminals Renewable Fuel Growth*
2017
2018
2019
2020
2021E **
6000
5000
4000
3000
2000
1000
0
Portland
Selby
Stockton
Wilmington

* Includes biodiesel, ethanol, renewable diesel and SAF
** October 2021 YTD, annualized

12

Renewable Fuels

Beyond the West Coast, We are Developing Near- and Long-term Opportunities for Our Ammonia System, Both Renewable and Conventional

- Our Ammonia Pipeline is the longest <u>and only</u> ammonia pipeline in the country, spanning over 2,000 miles and seven states, from Louisiana, north along the Mississippi to Missouri, and then northwest and east, to Nebraska and Indiana
- Today, we provide the lowest-cost option for transporting imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have capacity close to ~50 MBPD (~5,500 STPD)


SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar East Leg
~430 Miles
6"/8"
NuStar Main Leg
~830 Miles
8"/10"
TN
OK
AR
MS
AL
TX
St. James
LA
Terminal
NuStar Energy L.P.

1 – short tons per day

13

14 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Ammonia is the basic building block for ammonium nitrate fertilizer, which releases nitrogen, an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia (worth about $60 billion in the aggregate) produced each year is used for fertilizer • About ½ of the world’s food production relies on ammonia  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications, but ammonia is easier to transport and store than hydrogen as it doesn’t require cryogenic or high-pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car 50% of World’s Food Production Relies on NH3 Sources: Science Magazine, IHS Markit, Argus Renewable Fuels

15 U.S. Gasoline and Diesel Demand Have Continued to Rebound in 2021 ★ Gasoline demand in the United States continued to recover through the first half of 2021 and is on track to rebound to pre- Covid levels in the second half of 2022 ★ In the first quarter of 2021, U.S. diesel demand significantly exceeded, and continues to exceed, pre-Covid demand Source: ESAI Refined Products 89% 96% 99% 99% 97% 100% 101% 100%102% 104% 105% 106% 106% 108% 108% 110% 0% 20% 40% 60% 80% 100% 120% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

16 Our Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Refined Products Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile open pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of over 2,200 miles of pipeline with structural exclusivity, serving markets in Texas and nearby states supplied from the McKee, Texas refinery South Texas Systems- ★ Around 700 miles of pipeline with structural exclusivity, primarily serving markets in Texas and northern Mexico supplied from refineries located in Corpus Christi and Three Rivers, Texas

17 … And Our Markets Have Proven Resilient (and are Expected to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low Our refined product throughputs are up 16% over 3Q 2020 and up a strong 8% over 3Q 2019 We are expecting 100% of our late 2019/early 2020 (pre-Covid) levels for the remainder of the year 1 - Comparison of year-over-year demand; includes on-road product demand in our storage system 2 – Comparison of 2Q 2019 versus 2Q 2021 and 3Q 2019 versus 3Q 2021; includes on-road product demand in our storage system Refined Products Total Refined Products 70% 94% 100% 95% 105% 105% 0% 20% 40% 60% 80% 100% 120% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 Percentage of Pre-Covid Demand Central West Region South Texas Central East Region Overall

18Source: ESAI 84% 54% 76% PADD 1 101% 88% 96% PADD 2 93% 63% 87% PADD 4 87% 56% 77% PADD 5 96% 83% PADD 3 88% 2020 Low 2021 YE Avg. 95% 78% 88% 2019 Avg. U.S. ★ By the end of this year, U.S. refinery utilization is expected to reach 88%, with additional upward volumetric revisions to occur in the USGC ★ USGC refiners’ location is expected to continue to provide several advantages, relative to other U.S. regions: • Better access to lower- priced natural gas, which should mitigate seasonal volatility • Capacity to upgrade heavy fuel oil • Better access to export markets for refined products U.S. Refinery Utilization has Risen Along With Rebounding Product Demand Refined Products Crude Supply/Export U.S. Refinery Utilization (by PADD, 2019-2021)

19 The Permian Basin is Leading U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2020 at 3.9 MMBPD, representing approximately 52% of the nation’s total shale output • Projected to exit 2021 at 4.5 MMBPD; higher than both 2019 and 2020 • Is expected to continue its growth in 2022 to nearly 4.8 MMBPD Source: EIA Drilling Productivity Report (November 2021), Rystad, ESAI - ★ Our system’s throughput volumes are now up 44% above Covid lows, while the rest of the Permian is up 23% from the Covid low ★ We expect to exit 2021at 514 MBPD 0 5 10 M M B P D Permian Oil Production (2018-2025) WTI @ $40 WTI @ $60 WTI @ $80 Crude Supply/Export 314% 112% 0% 40% 80% 120% 160% 200% 240% 280% 320% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth 3.7 3.9 4.2 4.7 0 1 2 3 4 5 2019 2020 2021 2022 MMBPD Permian Basin Shale Production Outlook (Avg as of November 2021)

20 $7 $12$14$12 $19 $27$27 $23 $31 $35 $39$38 $33 $38 $33 $37 $43$46 139 159 187 211 266 314327 349 370 395 435 453 400 423 418 402 450 502 0 100 200 300 400 500 $0 $10 $20 $30 $40 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 EBITDA ($MM) System Receipts (Avg MBPD) Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-Tier Customers Whose Activity is Supporting Steady Growth 23% 40% 37% Major Private Other Public Highest-Quality “Rock” Attracts Creditworthy, Diverse Producers …That Apply the Most Advanced Technology …And Produce Efficient Growth Across Cycles ★ The quality of geological formations underlying our system attracts the strongest customers • Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers • ~72% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 4.3% 3 ★ We averaged 502 MBPD in 3Q21(our best quarter since we acquired the system in 2017) and expect to exit 2021 at 514 MBPD ★ Our producers have averaged around 20 rigs throughout 2021 and have around 20% of the total Permian drilled- uncompleted (DUCs) wells on the system, which provide an important platform for growth NS Permian Crude System Performance (by Quarter) * Adjusted * October Average: 512 MBPD Crude Supply/Export 1 – September 30, 2021 YTD 3 – As of December 1, 2021 2 – September 30, 2021 MTD

Crude Supply/Export

Since Completing Our Mainline in 2019, We are now Investing in Pace With Our Producers' Growth

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	317
Pipeline Miles	~600	~970
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000



Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL

- Third-Party Connections
- NuStar Terminals
- NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Lotus Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

21

22 Global Demand is Expected to Recover in 2022, and Corpus Christi is the Hub Best Positioned to Benefit From Future Growth  Corpus Christi’s share of Gulf Coast crude exports remained steady in 2020 and throughout 2021 • Corpus Christi continues to be the U.S. premier crude exporter, currently capturing 57% of the USGC export volumes  Global economic forecasts, taking into consideration higher energy prices, tight supply and the Omnicron variant, project U.S. crude export returning to pre-pandemic levels in the second half of 2022  The Port of Corpus Christi’s expansion project, along with the resilience and strength of Permian Basin production growth and recovering global crude demand, is expected to solidify Corpus Christi’s position as the U.S.’s primary crude oil export hub in 2022 and beyond Source: RBN Energy, ESAI 100.0 90.7 95.6 100.2 102.2 103.8 104.7 105.4 85 90 95 100 105 110 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d Global Crude Oil Demand 57%28% 6% 9% U.S. Gulf Coast Crude Exports by Hub (2021 YTD) Corpus Christi Houston Beaumont Louisiana Crude Supply/Export

23 Our Corpus Christi Crude System’s MVCs- for Export and Local Refinery Supply- Provide Strength & Stability In-bound Capacity Storage Capacity Out-bound Capacity ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides unparalleled optionality for marine exports and extensive connectivity to local refineries ★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes TOTAL: 3.9MMbbl • Potential expansion 0.4MMbbl TOTAL: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD TOTAL: 1.2MMBPD • EXPORT DOCKS- 750MBPD to 1.0MMBPD • REFINERY SUPPLY- 220MBPD Crude Supply/Export ★ The heart of our Corpus Christi Crude System is our North Beach Terminal, which receives barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third-party pipeline connections 69% 67% 68% 56% 67% 31% 33% 32% 44% 33% 0 200 400 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 MBPD CCCS Refinery Throughputs CCCS Dock Throughputs CCCS MVCs NuStar’s Corpus Christi Crude System (Average Throughputs/Quarter) 380 298 321 312 386 377 2023

Crude Supply/Export

Our St. James Facility's Storage and Extensive Connectivity, via Pipeline, Marine and Rail, Position NuStar for Growth

Pipeline

Connections:

- ✓ 48" LOCAP – 2.0MMBPD
- ✓ 40" Capline Reversal (1Q 2022) – 102MBPD
- ✓ 24" Bayou Bridge – 456MBPD
- ✓ 20" Ship Shoal – 360MBPD
- ✓ 18" Zydeco – 360MBPD
- ✓ 16" Crimson Bonefish – 108MBPD
- ✓ 30" Marathon Garyville – 530MBPD
- ✓ 24" Maurepas Pipeline – 380MBPD
- ✓ 24" XOM Baton Rouge – 350MBPD
- ✓ 16" XOM North Line – 150MBPD

- o In 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels
- o In January 2022, Capline owners plan to reverse its service to bring heavy Canadian crude for use in regional refineries and export

Marine

Three Docks:

- ✓ Dock 1 – inland barge dock (bi-directional)
- ✓ Dock 2 – ship dock (bi-directional) Aframax capable
- ✓ Dock 5 – ship dock (receipt only) Light-Loaded Suezmax capable

- o Growth in global demand and North American crude production will drive increased export opportunities
- o We expect to be able to expand to 34MBPH with modest capital spend and our current loading capacity is 20MBPH

Rail

Two Unit Train Facilities:

- ✓ 240 unloading spots with track to store four additional unit trains
- ✓ Capable of unloading light, sweet crude oil at 18MBPH and heavy diluted crude oil at 8MBPH
- ✓ Strong customer interest in developing steam to facilitate unloading different grades of oil

- o We have customer commitments for 30MBPD through April 2022, and we are currently negotiating renewals that include unit train optionality

24

25 In 2022, We Plan to Build on the Foundation We Have Laid to Best Position Ourselves for the Future  Recognizing the increasing constraints, as well as the inherent opportunities, presented by the energy transition, we will plan to build on the strong, resilient foundation we have continued to build in 2021: • Measure and reduce GHG emissions, continue to enhance our sustainability and inform our stakeholders, • Optimize across our business to maximize our financial independence, and • Build resilience through innovative growth opportunities across our footprint Optimize Our Business Construct Pathways to Growth Enhance Our Sustainability

APPENDIX

NuStar By-the-numbers

- Common Unit Price[1]: $14.34
- Distribution/CU/Year: $1.60
- Yield[1]: 11.2%
- Market Cap[1]: ~$1.5 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value[1]: ~$6.5 billion
- Total Assets: ~$5.5 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 2.0MMBPD
- Storage Capacity: ~57MMB
- Storage Throughput Volumes[2]: 462MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of December 3, 2021
2. Average daily volume for the quarter ended September 30, 2021

27

28 Long-term Commitments From Creditworthy Customers 62% 14% 24% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% Pipeline/Storage 2021 Expected Revenues) 35% 42% 23% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2021 Projections) 69% 31% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2021 Projections2 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

29 $88 $250 $600 $500 $550 $600 $322 $403 $75 $907 $8 $0 $250 $500 $750 $1,000 Liquidity 2021 2022 2023 2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $915 $163 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In March 2020, we extended our revolver term through October 2023 ★ In September 2020, we issued two $600 million tranches of five-year and 10-year senior unsecured notes maturing in 2025 and 2030 • We utilized the proceeds to repay our debt ★ We utilized cash flows and our revolver to pay-off our February 2021 bond maturities, and we utilized proceeds from the sale of the Eastern U.S. Terminals to pay-off our February 2022 bond maturities in November of this year Debt Maturities (As of 9/30/2021) ($MM) 1 – Liquidity as of September 30, 2021

30 Capital Structure as of September 30, 2021 ($ in Millions) $1.0B Credit Facility $ 88 NuStar Logistics Notes (4.75%)1 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 75 Finance Lease Liability 52 Other (39) Total Debt $3,401 Common Equity and AOCI $229 Series A, B and C Preferred Units $756 Series D Preferred Units $612 Total Equity2 1,597 Total Capitalization $4,998 ★ As of September 30, 2021: • Credit facility availability ~$907MM • Debt-to-EBITDA ratio3 4.10x 1 - On November 1, 2021, we redeemed $250 million of 4.75% senior notes due February 1,2022 2 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 3 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

31 Reconciliation of Non-GAAP Financial Information

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 Reconciliation of Non-GAAP Financial Information (continued)

35 Reconciliation of Non-GAAP Financial Information (continued)

36 NuStar Contact Information INVESTOR RELATIONS For additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com